                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

        AMERICAN CAPITAL EXCHANGE FUND, A CALIFORNIA LIMITED PARTNERSHIP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                         AMERICAN CAPITAL EXCHANGE FUND
                        A CALIFORNIA LIMITED PARTNERSHIP
                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056

                         NOTICE OF MEETING OF PARTNERS
                           TO BE HELD ON MAY 24, 1995

     NOTICE IS HEREBY GIVEN that the meeting of partners of AMERICAN CAPITAL EXCHANGE FUND, a California limited partnership (the "Fund"), will be held in the Transco Tower Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas 77056 on Wednesday, May 24, 1995, at 2:00 p.m. for the following purposes:

       I. To elect five managing general partners, each to serve until the next annual meeting of partners and until a successor is duly elected and shall qualify;

      II. To ratify or reject the selection of KPMG Peat Marwick as independent auditors for the Fund for the fiscal year ending December 31, 1995; and

     III. To transact any other business, not currently contemplated, that may properly come before the meeting.

     Partners of record at the close of business on April 12, 1995 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By Order of the Managing General
                                          Partners,

                                          Nori L. Gabert,
                                          Secretary

April 19, 1995
- -------------------------------------------------------------------------------

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling your Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         AMERICAN CAPITAL EXCHANGE FUND
                 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056

                              MEETING OF PARTNERS
                            TO BE HELD MAY 24, 1995
                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Managing General Partners of American Capital Exchange Fund, a California limited partnership (the "Fund"), for use at the meeting of partners and at any adjournments thereof. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon; as to the proposals for which no instructions are given, such proxy will be voted for the election of Managing General Partners and in favor of the proposals described herein. The proxy confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the meeting. A partner may revoke his or her proxy at any time prior to use by filing with the Secretary of the Fund an instrument revoking it or a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers and regular and temporary employees of the Fund and Van Kampen American Capital Asset Management, Inc. (the "Adviser") without additional compensation. Such solicitations may be by telephone, telegram or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of units of partnership interest ("shares") held of record by such persons.

     This proxy statement was first mailed to partners on or about April 19, 1995. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A PARTNER UPON REQUEST BY CONTACTING THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056, (800) 421-5666.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Managing General Partners have authorized the Fund's officers to fix the close of business on April 12, 1995 as the record date for the determination of partners entitled to notice of and to vote at the meeting. At such date, 320,506.846 shares of the Fund were outstanding, each share being entitled to one vote. Of such shares, 14% was held by Comerica Bank Detroit and Edward Mardigian, P.O. Box 64101, Detroit, Michigan 48264-0101, as Trustees under a revocable trust established by and for the benefit of Helen Mardigian, address c/o the Trustees. No other person is known to own beneficially as much as 5% of such shares.

     A quorum for the transaction of business at the meeting on a proposal is constituted by presence in person or by proxy of holders of more than 50% of the outstanding shares. A partner who abstains from voting on any or all matters will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters.

     The vote of more than 50% of the shares represented at the meeting, assuming a quorum is present, is required for the election of Managing General Partners (Item I below) and for the ratification of the selection of KPMG Peat Marwick as independent auditors (Item II below).

     The Managing General Partners of the Fund intend to vote all their shares for the election of Managing General Partners and in favor of the proposals described herein. All Managing General Partners and officers as a group owned directly and beneficially less than 1% of the Fund's outstanding shares on the record date.

I. ELECTION OF MANAGING GENERAL PARTNERS

     Five Managing General Partners are to be elected, each to serve until the next annual meeting of partners and until a successor is elected and shall qualify. If a Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the partnership agreement. Any newly elected Managing General Partner will be required to acquire shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a general partner. The following schedule sets forth certain information regarding each nominee for election as Managing General Partner.

                                                                AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP(+)
                                                               OF SHARES OF THE FUND
                                                  MANAGING    ------------------------
     NAME AND PRINCIPAL OCCUPATION                GENERAL        AT        PERCENT OF
       DURING THE PAST FIVE YEARS                 PARTNER     APRIL 12,    OUTSTANDING
 AND DIRECTORSHIPS OF PUBLIC COMPANIES     AGE     SINCE        1995         SHARES
- ----------------------------------------   ---    --------    ---------    -----------
 NORMAN HACKERMAN                           83      1979       174.978        **
 Chairman of the Scientific Advisory
 Board, The Robert A. Welch Foundation;
 Directorships include Radian
 Corporation (technology/services),
 Columbia Scientific Instruments, Inc.
 (instrument manufacturing), American
 General Series Portfolio Co. (mutual
 fund); Vista Chemical Co. and Medical
 Polymers, Inc. (OTC Pharmaceuticals);
 formerly Director, Electrosource, Inc.
 (lead storage battery manufacturer),
 Fueltech, Inc. (combustion), Scientific
 Measurement Systems, Inc. (industrial
 tomography), and Carbon Fuels Corp.
 (coal refinery).

 F. ROBERT PAULSEN                          73      1979       174.978        **
 Dean Emeritus and Professor Emeritus of
 Higher Education, The University of
 Arizona, Tucson, Arizona; Director,
 American General Series Portfolio Co.
 (mutual fund).(1)

*DON G. POWELL                              56      1992        56.412        **
 Chairman of the Board and Chief
 Executive Officer
 Chairman of the Board, Chief Executive
 Officer and Director of VK/AC Holding,
 Inc. ("Holding") and Van Kampen
 American Capital, Inc. ("VKAC");
 President, Chief Executive Officer and
 Director of the Adviser; Executive Vice
 President and Director of Van Kampen
 American Capital Distributors,
 Inc.(1)(2)

 ALAN B. SHEPARD, JR.                       72      1992        56.412        **
 President, Seven Fourteen Enterprises,
 Inc. (investments); Partner, Houston
 Partners (venture capital); Director,
 Vice Chairman, Kwik-Kopy Corporation
 (printing); formerly Director of
 Shaklee Corporation (direct sales).(1)

 MILLER UPTON                               79      1991        70.936        **
 Economist; Consultant; Director,
 American General Series Portfolio Co.
 (mutual fund); formerly Director, Home
 Life Insurance Company of New York and
 Household International, Inc.(1)

- ---------------

  * Managing General Partner who is an interested person as defined in the Investment Company Act of 1940 by virtue of his relationship with the Adviser and stock ownership in its parent, Holding.

 ** Represents less than 1% of the shares outstanding.
                                         (Footnotes continued on following page)

(1) A director or trustee of American Capital Bond Fund, Inc., American Capital Convertible Securities, Inc. and American Capital Income Trust and a trustee of Common Sense Trust, an open-end investment company which the Adviser serves as sub-adviser.

(2) A director or trustee of American Capital Comstock Fund, Inc., American Capital Corporate Bond Fund, Inc., American Capital Emerging Growth Fund, Inc., American Capital Enterprise Fund, Inc., American Capital Equity Income Fund, Inc., American Capital Federal Mortgage Trust, American Capital Government Securities, Inc., American Capital Government Target Series, American Capital Global Managed Assets, Inc., American Capital Growth and Income Fund, Inc., American Capital Harbor Fund, Inc., American Capital High Yield Investments, Inc., American Capital Municipal Bond Fund, Inc., American Capital Pace Fund, Inc., American Capital Real Estate Securities Fund, Inc., American Capital Reserve Fund, Inc., American Capital Small Capitalization Fund, Inc., American Capital Tax-Exempt Trust, American Capital Texas Municipal Securities, Inc., American Capital Utilities Income Fund, Inc. and American Capital World Portfolio Series, Inc.

(+) Direct voting and investment power as of April 12, 1995. All officers and Managing General Partners as a group owned 533.716 shares of the Fund representing less than 1% of the total number of shares outstanding at such date.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Mr. Powell owns securities aggregating less than 1% of the outstanding shares of Holding. Mr. Powell acquired those securities January 11, 1995. No remuneration is paid by the Fund to a Managing General Partner who is an affiliated person of the Adviser. Managing General Partners who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $5,000 plus $750 per meeting of the Managing General Partners and $500 per committee meeting attended and are reimbursed for out-of-pocket expenses. During the last fiscal year all Managing General Partners as a group were paid by the Fund total fees of $34,250.00 plus expenses. The Managing General Partners also receive compensation for serving in similar capacities for other investment companies advised by the Adviser as indicated in the notes to the foregoing table.

     Additional information regarding compensation paid by the Fund and the related mutual funds for which the Managing General Partners serve as directors or trustees noted above is set forth below. The compensation shown for the Fund and the total compensation shown for the Fund and other related mutual funds is for the calendar year ended December 31, 1994. Mr. Powell is not compensated for his service as Managing General Partner, because of his affiliation with the Adviser.

                               COMPENSATION TABLE

                                                         PENSION OR        TOTAL(1)
                                                         RETIREMENT      COMPENSATION
                                          AGGREGATE       BENEFITS      FROM REGISTRANT
                                        COMPENSATION     ACCRUED AS        AND FUND
                                            FROM        PART OF FUND     COMPLEX PAID
            NAME OF PERSON               REGISTRANT       EXPENSES       TO DIRECTORS
- --------------------------------------- -------------   ------------    ---------------
Dr. Norman Hackerman...................  $9,000.00          N/A             $47,000

Dr. F. Robert Paulsen..................   9,000.00          N/A              52,000

Alan B. Shepard, Jr. ..................   7,250.00          N/A              48,250

Miller Upton...........................   9,000.00          N/A              47,000

- ---------------

(1) Reflects thirteen investment companies in the Fund complex.

     The Fund has a Nominating Committee the functions of which are (a) selecting and recommending to the Managing General Partners nominees for election as Managing General Partners and (b) proposing and recommending to the Managing General Partners the terms of compensation for Managing General Partners. The committee consists of Messrs. Hackerman, Paulsen and Upton. The committee held two meetings during the last fiscal year. The committee is prepared to review nominations for Managing General Partners from partners in written communications addressed to the committee at the Fund's headquarters, although the committee expects normally to be able to identify from its own resources an ample number of qualified candidates.

     The Fund has an Audit Committee which makes recommendations to the Managing General Partners concerning the selection of the Fund's independent auditors, reviews with such auditors the scope and results of the annual audit, and considers any comments which the auditors may have regarding the Fund's financial statements or books of account. The committee consists of Messrs. Hackerman, Paulsen and Upton. The committee held four meetings during the last fiscal year.

     The Managing General Partners met seven times during the last fiscal year. During such fiscal year, all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Managing General Partners and (b) the total number of meetings held by all committees of the Managing General Partners on which they served.

     The following information relates to the Fund's executive officers who are not Managing General Partners of the Fund. Each officer serves as a director, officer or employee of the Adviser and a number own shares of common stock of Holding. Most officers also serve in the same capacity for all or most of the other investment companies advised by the Adviser. The business address of each is 2800 Post Oak Boulevard, Houston, Texas 77056.

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
- ----------------------  -------------------    --------------------    ---     -------
STEPHEN L. BOYD.......  Investment Officer     Senior Vice             55        1991
                                                 President
                                                 -- Portfolio Man-
                                                 ager of the
                                                 Adviser; formerly
                                                 Senior Vice
                                                 President and
                                                 Chief Investment
                                                 Officer, Wertheim
                                                 Asset Management
                                                 Services, Inc.;
                                                 formerly Partner,
                                                 Rollert &
                                                 Sullivan.

RONALD A. NYBERG......  Principal Legal        Executive Vice          42        1991
                          Officer                President, General
                                                 Counsel and
                                                 Secretary of VKAC
                                                 and Holding; Vice
                                                 President of
                                                 ACCESS Investor
                                                 Services, Inc. and
                                                 Van Kampen Amer-
                                                 ican Capital Ser-
                                                 vices, Inc.; Vice
                                                 President, General
                                                 Counsel and Assis-
                                                 tant Secretary of
                                                 Van Kampen Amer-
                                                 ican Capital
                                                 Investment
                                                 Advisory Corp.,
                                                 Senior Vice
                                                 President and Gen-
                                                 eral Counsel of
                                                 the Adviser;
                                                 Executive Vice
                                                 President and
                                                 General Counsel
                                                 and director of
                                                 Van Kampen
                                                 American Capital
                                                 Distributors, Inc.

TANYA M. LODEN........  Financial Officer      Vice President and      36        1991
                                                 Controller of most
                                                 of the investment
                                                 companies advised
                                                 by the Adviser;
                                                 formerly Assistant
                                                 Controller and Tax
                                                 Manager of the
                                                 American Capital
                                                 mutual funds.

                                             (Table continued on following page)

                                                    PRINCIPAL
                             POSITION               OCCUPATION
                             WITH THE              DURING PAST                 OFFICER
         NAME                  FUND                 FIVE YEARS         AGE      SINCE
- ----------------------  -------------------    --------------------    ---     -------
DENNIS J. MCDONNELL...  Vice President         Executive Vice          52
                                                 President of Holding
                                                 and VKAC;
                                                 Executive Vice
                                                 President, Di-
                                                 rector, President
                                                 and Chief
                                                 Operating Officer
                                                 of Van Kampen
                                                 American Capital
                                                 Investment
                                                 Advisory Corp.

CURTIS W. MORELL......  Vice President         Principal Financial     49        1976
                          and Treasurer          and Accounting
                                                 Officer of most of
                                                 the investment
                                                 companies advised
                                                 by the Adviser.

ALAN T. SACHTLEBEN....  Chief Investment       Senior Vice Presi-      53        1987
                          Officer                dent -- Chief In-
                                                 vestment Officer/
                                                 Equity and
                                                 Director of the
                                                 Adviser; Ex-
                                                 ecutive Vice
                                                 President and
                                                 Director of VKAC.

NORI L. GABERT........  Legal Officer          Vice President,         42        1991
                          and Secretary          Associate General
                                                 Counsel and
                                                 Secretary of the
                                                 Adviser.

J. DAVID WISE.........  Legal Officer and      Vice President,         52        1988
                          Assistant Secre-       Associate General
                          tary                   Counsel and
                                                 Compliance Review
                                                 Officer of the
                                                 Adviser.

     The Adviser, 2800 Post Oak Boulevard, Houston, Texas 77056, has acted as investment adviser to the Fund since 1976. The Fund is not publicly distributed and, therefore, does not have an active underwriter.

II.  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick has been selected by the Managing General Partners as independent auditors for the current fiscal year by vote of a majority of the Fund's Managing General Partners who are not interested persons of the Fund as defined in the Investment Company Act of 1940 as amended. Such selection was recommended by the Audit Committee of the Managing General Partners. The employment is conditioned on the right of the Fund to terminate the employment without penalty by a vote of a majority of the outstanding voting shares. Such selection by the Managing General Partners is submitted to the partners for their ratification or rejection.

     Representatives of KPMG Peat Marwick are expected to be present at the meeting with the opportunity to make a statement, if they so desire, and such representatives are expected to be available to respond to any appropriate questions from partners.

     THE MANAGING GENERAL PARTNERS RECOMMEND THAT THE SELECTION OF KPMG PEAT MARWICK BE RATIFIED.

III.  OTHER BUSINESS

     The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor have the Managing General Partners any such intention. Neither the proxy holders nor the Managing General Partners are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

PARTNER PROPOSALS

     The date by which any proposal of a partner intended to be presented at the next annual meeting must be received by the Fund for inclusion in the Fund's proxy statement and form of proxy relating to that meeting is January 4, 1996.

ADJOURNMENT

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                          By Order of the Managing General
                                          Partners,

                                          Nori L. Gabert
                                          Secretary

April 19, 1995

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

            VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                   SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

            PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 Please detach at perforation before mailing.
- --------------------------------------------------------------------------------

AMERICAN CAPITAL EXCHANGE FUND,                      FOR THE MEETING OF PARTNERS
A CALIFORNIA LIMITED PARTNERSHIP                      TO BE HELD ON MAY 24, 1995
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS

The undersigned, revoking previous proxies, hereby appoint(s) Don G. Powell, and Nori Gabert or either one of them, attorneys, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the scheduled Meeting of Partners of the Fund and at any adjournment of the meeting. They shall vote as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.


                                            PLEASE SIGN, DATE, AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE

                                            NOTE: Please sign exactly as your
                                            name appears on this Proxy. When
                                            signing in a fiduciary capacity,
                                            such as executor, administrator,
                                            trustee, attorney, guardian, etc.,
                                            please so indicate. Corporate and
                                            partnership proxies should be
                                            signed by an authorized person
                                            indicating the person's title.

                                            Date ______________________, 1995

                                            _________________________________

                                            _________________________________
                                                       Signature(s)
                                                 (Title(s). If applicable)
                                            WHERE UNITS OF PARTNERSHIP INTEREST
                                            ARE REGISTERED WITH JOINT OWNERS,
                                            ALL JOINT OWNERS SHOULD SIGN.